UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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YRC Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2019.    YRC WORLDWIDE INC.    10990 ROE AVENUE OVERLAND PARK, KS 66211    E39240-P02678    Meeting Information Meeting Type:                Annual Meeting For holders as of:    June 5, 2019 Date:    April 11, 2019    Time:    10:00 a.m., Central Time Location: Meeting exclusively online via live webcast-please visit www.virtualshareholdermeeting.com/YRCW2019 The Company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting, please visit www.virtualshareholdermeeting.com/YRCW2019 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).     You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain . Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/YRCW2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/YRCW2019 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). E77481-P23910

Before You Vote How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods    Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares and/or preferred stock and/or convertible notes.    Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E39241-P02678 E77482-P23910

Voting Items The Board of Directors of YRC Worldwide Inc. (the “Company”) recommends a vote FOR all director nominees listed below and FOR proposals 2,3 and 4. All matters are proposed by the Company. 1. Election of Directors (term expires 2020) Nominees: 01) Raymond J. Bromark 05) James E. Hoffman 02) Matthew A. Doheny 06) Patricia M. Nazemetz 03) Robert L. Friedman 07) James F. Winestock 04) Darren D. Hawkins 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019. 3. Advisory vote to approve the compensation of our named executive officers. 4. Approval of the YRC worldwide Inc. 2019 Incentive and Equity Award plan NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. E39242-P02678 E77483-P23910

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